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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (date of earliest event reported) July 8, 2005

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                          THE NEIMAN MARCUS GROUP, INC.
             (Exact name of registrant as specified in its charter)

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          Delaware                         0-19659               95-4119509
(State or other jurisdiction       (Commission File Number)    (IRS Employer
      of incorporation)                                      Identification No.)


           One Marcus Square
    1618 Main Street, Dallas, Texas                                 75201
(Address of principal executive offices)                         (Zip Code)


        Registrant's telephone number, including area code (214) 741-6911


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17CFR 240.13e-4(c))

Item 8.01 Other Events.

     On July 8, 2005, The Neiman Marcus Group, Inc. (the "Company") announced that it will hold a special meeting of the stockholders on Tuesday, August 16, 2005, for the purpose of adopting the Agreement and Plan of Merger, dated as of May 1, 2005, among Newton Acquisition, Inc., Newton Acquisition Merger Sub, Inc. and the Company.

     A copy of the press release issued by the Company on July 8, 2005 announcing the date of the special meeting is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.       Exhibit Description
-----------       -------------------

  99.1            Press Release, dated July 8, 2005.


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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   THE NEIMAN MARCUS GROUP, INC.
                                                          (Registrant)

     Date: July 8, 2005                            By: /s/ Nelson A. Bangs
                                                      --------------------------
                                                      Nelson A. Bangs
                                                      Senior Vice President and
                                                      General Counsel


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                          THE NEIMAN MARCUS GROUP, INC.

                                  Exhibit Index
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Exhibit No.       Exhibit Description
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   99.1           Press Release, dated July 8, 2005.